EXHIBIT 10.9

CONTRACT OF LAND AND ESTATE MORTGAGE

Whereas Shenzhen Branch of DBS ( the contact information is listed in Exhibit C) agrees to provide the borrower listed in Exhibit B with credit letter listed in Exhibit A and the borrower agrees to mortgage items listed in Exhibit D after negotiating with the bank:

1.	mortgage assurance

(1)	the borrower agrees to assure with guaranty to the bank for debts without any condition.
(2)	scope of mortgage assurance includes corpus, interests, punished interest, breach punishment, compensation for the loss, expenses, cost, fee for lawsuit, lawyer and other items.

2.	warrant of rights

(1)	the borrower has promised to hand in the following documents to the bank when signing the contract and each document is up to the requirement of the bank:

A.	if the borrower mortgages its ownership of the land, the borrower should hand in the copy of warrant of rights in solely using the land and other required documents to the bank, not restricted to:

(a)	certificate of use of state-owned land
(b)	contract of transfer or purchase the right of using state-owned land
(c)	warrant of the payment of purchase of state-owned land
(d)	land valuation report by qualified land intermediary

B.	if the borrower mortgages its buildings or houses registered, the borrower should hand in the copy of warrant of rights in solely using it and other required documents to the bank, not restricted to:

(a)	certificate of use of state-owned land, certificate of ownership of the house, certificate of real estate
(b)	warrant of contract and payment of purchase the building or houses
(c)	leasing contract of the building or the house

2.3.2

(d)	receipt of insurance or payment of the building or the house
(e)	estate valuation report by qualified estate intermediary

(2)	the bank has the right to ask the borrower to hand in supplementary documents or information related to mortgage.

3.	Value of mortgage and its ownership

(1)	the value of mortgage that both parties agree on the day the letter is signed is listed in Exhibit D
(2)	the borrower has the ownership of the mortgaged before the bank acts according to the item 7. the bank has the right to have the ownership of the mortgaged at any situation.
(3)	The borrower has the responsibility of the mortgaged unless the hypothec is under the name of the bank.

4.	Declaration:

The borrower declares:

(1)	the borrower is legally built and legally exists, so it has the complete civil action capability. It has the right to sign and carry out the contract.
(2)	The borrower is willingly to sign the contract. The responsibility of the borrower is legal, effective, and can be forced to obey.
(3)	The borrower has the only legal ownership of the right of use of state-owned land or the other mortgaged.
(4)	The information of the mortgaged listed in Exhibit D is true, accurate and complete
(5)	The ownership of the mortgaged is clear and the mortgaged can be mortgaged according to the law.
(6)	The borrower has the right to mortgage the guaranty to the bank.

2.3.2a

(7)	the warrant of mortgage is legal and effective in the set in the contract. The bank is the number 1 person of the hypothec and has the preference to have the mortgaged.
(8)	the right and the responsibility of the borrower in the contract will not violate other laws
(9)	all the maturity tax of the mortgaged is cleared
(10)	the borrower did not sell, lease or dispose the mortgaged unless approved by the bank in written forms.
(11)	the borrower has the only ownership of the mortgaged unless approved by the bank in written forms.
(12)	All the information and documents handed in are accurate
(13)	the borrower legally use the right of use of the mortgaged land.
(14)	the mortgaged building or house are not enrolled into the scope of impressments or break
(15)	all declaration listed in item 4 is true and accurate within the validity of the contract

5.	Promise

The borrower promises:

(1)	the borrower will keep the mortgaged in a satisfying state (except natural loss)
(2)	the borrower will immediately inform the bank of the matter that may change its lawful status.
(3)	the borrower will acquire and keep all the legally acquired items and obey all the items to make sure that it can sign and carry out the contract, and to ensure the effective of the contract.
(4)	the borrower will constantly sign all the documents the bank asks it to sign to ensure the right of the bank to have the ownership of the mortgaged.
(5)	the borrower will immediately inform the bank of any accidents that may have bad effect on the bank.

2.3.2b

(6)	the borrower cannot do the following without the approval of the bank in written forms:
(1)	the borrower cannot sell or lease or dispose of the mortgaged
(2)	the borrower cannot have the hypothec set on the mortgaged except for the mortgaged in the contract.
(3)	any action that may let the right of the bank on the mortgaged reduced is not allowed.

(7)	the borrower must pay all taxes and expenses related to the mortgaged
(8)
the borrower must inform us of any notice, order or suggestions given by any state departments about the mortgaged within 14 days upon receiving. The borrower should obey what is required by the state department or put forward counterview required by our bank.

(9)	the borrower should allow the bank or its authorized representative to enter into the mortgaged after inform the borrower in advance.
(10)
the borrower must ensure the value of the mortgaged is not effected by it. If the action of the borrower has the value reduced, the bank has the right to ask the borrower stop its action. The bank has the right to ask the borrower recover the original value of the mortgaged or offer the surety of the balance. Once knowing the requirement of the bank, the borrower must do what is required.

(11)	the borrower has no right to change the nature of the use of the mortgaged without the approval of the bank in written forms.

6.	Insurance

(1)
the borrower must buy insurance for the mortgaged in case of any loss of the value of the mortgaged. The period of the insurance should not be less than the implementation period. The number one beneficiary should be the bank and it should be stipulated on the insurance policy that the insurance agent must inform the bank of any change or cancel of the insurance 30 days in advance in written forms. Insurance items on insurance agent, insurance category, risk, insurance period, insurance scope, etc must be approved by the bank in written forms and the borrower should be responsible for all the expense.

(2)
The borrower must ensure that the bank has the preference for secure compensation. The borrower must authorize the bank to have the right to ask for compensation. The borrower must pay for all premiums to keep the validity of the insurance and hand in receipt of the payment to the bank.

(3)	All compensation on the mortgaged should be directly given to the bank. If the insurance agent gives the compensation to the borrower, the borrower must immediately hand it to the bank.

2.3.2c

(4)	the borrower should hand in all documents or information of the insurance on the mortgaged to the bank as required.
(5)	the borrower must inform the bank of any matters that may lead the insurance agent to compensate and the borrower cannot deal with compensation.
(6)	the borrower has no right to change or cancel the insurance of the mortgaged. Any action that may have the risk reduced or nil is not allowed.
(7)
the bank has the right to insure for the borrower if the borrower has not insured according to the provision of item 6 in the contract. The borrower must pay what the bank has spent on the insurance. (the bank has the right to ask the borrower to pay interest of some expenses.)

7.	The Right of the Bank

(1)	the bank has the right to dispose of the mortgaged according to the law to realize the hypothec set in the contract if the following happens:

A.	the borrower has not made an extended agreement with the bank when the implementation period is overdue and the debt is not cleared.
B.	the borrower is declared bankrupted or dismissed according to the law
C.	the borrower violates the credit letter, the contract other contract related to the loan or any items of the agreement.
(2)	hence, the bank has the right to exert the right put by the law, regulation, and the contract, including but not restricted to the following right:

A.	to negotiate with the borrower to covert, auction or sell the mortgaged to get the pay. If it cannot be negotiated, it can be suited to the Court of People.
B.	to own the mortgaged and exert the right on the mortgaged. The bank can quit the ownership of the mortgaged and have the ownership of the mortgaged in the future.
C.	to maintain, change, improve or develop the mortgaged in its appropriate ways and to insure for the mortgaged or clear all the debts
D.	to transact all process related to the mortgaged such as approval, register, or nortarization, etc.
E.	to give account, dispute, inquiry, or requirement related to the mortgaged at any time with any person to deal with, mediate, or ask for arbitration, compromise and arrangement.

2.3.2d

F.	to ask for, suit, force, argue, compromise or abandon all seek, mediation or lawsuit related to the mortgaged under the advantage

(3)	the bank will deal with the sum of money on disposal of the mortgaged in the following orders:

A.	all expenses, cost and debts on dealing with the mortgaged
B.	taxes on the mortgaged
C.	the debts of the set of hypothec preferred above the contract according to the law and regulation
D.	the debts the borrower owed to the bank
E.	the remains to the borrower and other obligee

8.	A Power of Attorney

(1)
the borrower irrepealably appoint the bank and the authorized employee as its agent to sign documents or act in the name of the borrower so as to ensure the right of bank in the contract. The bank has the right to transfer the power of attorney.

(2)	acts made according to 8(1) by the bank, the authorized employee or agent are done in the name of the borrower, so the result is shoulder by the borrower.
(3)	the borrower must admit and confirm acts made according to 8(1) by the bank, the authorized employee or the agent.

9.	Debts Cannot be Commuted

(1)
once the bank learned after signing the contract the situation that the subsequent right or any right may had a bad effect on taking the right of the mortgaged, the sum of money paid after can be used not to commute the debt.

(2)	the bank has the right to not to use the sum of money received according to the contract to pay back the debt.

10.	Currency

(1)	the borrower should use the currency for the debt listed in the credit letter or other currency approved by the bank to shoulder its responsibility in the contract.

2.3.2e

(2)
Any fund the bank is received from the loaner is different with currency in the 10(1) term, the bank has the right to change the above fund into currency, and the loaner should complement the rest. Anyway, loaner should pay all the fees arise from the exchange.

(3)	The responsibility under 10th item is isolated, add on the loaner. This responsibility could submit to court or put teeth in as an isolated request.

11.	Fee

1.	The loaner agree to pay all the fees arise from this agreement and any delay amercement, including value added tax, stamp tax, register fee, notarization fee and other fee and tax.

2.	In the condition that the loaner disobey the 11(1) term, in accordance with the bank’s request, the loaner should pay all the related fee immediately, and the interest is made by the bank.

12.	Salvo of Right

(1)	The loaner’s responsibilities will not decrease or release because of:
1)	Grant letter is inefficiency or un-legal or unable to implement, this term is explained by 1st term of 5th item of 1st sector in “PRC Assure Law”, which is effectively in Oct 1st, 1995
2)	Any modify, supplement, delete of the grant letter, this term is explained by 2-3-24 term of “PRC Assure Law”.
3)	Any postpone favorable policy or release that bank deliver to anybody.
4)	The bank makes any compromise agreement with anybody, or abandon and change any right to anybody.
5)
Anybody change any legally position, including share equity transfer, bankruptcy, liquidation, merge, acquisition, recombine, death, and other behavior limit and so on, and any business scale changing, and

6)	Anybody make any assurance, mortgage, impawn or other assure to any liabilities.

2.3.2f

(2)
the bank has the right to exchange currency received from the borrower that is different form the currency listed in 10(1) into the appointed currency and the borrower should make up for the balance. The borrower should pay for all expense on the exchange of the currency.

(3)	the bank has no responsibility to suit or put mediation on other parties before exerting the right of the contract or exerting hypothec set in the contract related to the debts.

13.	Durative of the mortgage

the mortgaged set in the contract and the responsibility of the borrower stated in the contract are durative except that the bank releases the contract according to the provision of item 20.

14.	Independence of the mortgage

(1)	the mortgage in the contract is independent, and its effectiveness is not influenced.
(2)	Any right of the bank is not influenced by the contract.

15.	Remedy or Abandon

(1)	if the bank does not exert or delay to exert the right stated in the contract, the right of the bank stated in the contract is not influenced.
(2)	The contract has no effect on any right given by the law or regulation to the bank

16.	Divide of Items

If any item in the contract is illegal or ineffective in certain situation, the remains are not influenced.

17.	Absolution of Responsibility

(1)
the decision made by the bank is the final one and has sanction on the borrower. Any certificate signed by director, employee of the bank or authorized representative except for distinguished mistakes has sanction on the borrower.

2.3.2g

(2)
the bank, the authorized, or the agent has no responsibility on the loss or damage of the mortgaged to the borrower or other people during the process of the realization of the hypothec except that it is done intentionally.

18.	Notice

(1)	notice or other messages related to the contract must be in written forms, sent through telecommunication, fax or letters
(2)
all the abovementioned documents or messages should be sent to the address listed in Exhibit B or Exhibit C or the address given 15 days in advance. If the receiver is the borrower, it should be send to the borrower’s work office or the latest address the bank has learned. No matter when the borrower sends the notice only after the bank receives it, can it be effective.

19.	Transfer

(1)	the borrower, the bank and the heirs of each party are regulated by the contract
(2)	the borrower has no right to transfer any right or obligation of the contract to others
(3)	the bank has the right to transfer the right and the obligation of the contract to others without the approval of the borrower

20.	Cancel

Once the borrower clears its debts according to the provision the contract, the bank should assists the borrower to deal with the process for canceling the contract, but all expenses should go to the borrower. In the mean time the bank should return the documents or information related to the mortgaged to the borrower.

21.	Applied Law

The contract is applied to the law of P.R.C

2.3.2h

22.	Jurisdiction

(3)	both parties agree to be regulated by The Court of China of the dispute on the contract. The borrower promises not to counter with the jurisdiction of The Court of China.
(4)	the bank is not restricted to the above stated provisions. The bank has the right to suit in other courts and the bank can do it at any time and any place to a court or many courts.
(5)
the lawsuit of the contract is dealt with by the local court where the bank locates. If the mortgaged is located in other place, the bank can choose to suit in either the local court where the bank locates or the court where the mortgaged locates. Whatever the choice of the bank, the borrower must agree.

23.	Information Policies

The borrower agrees to let the bank give out information to customers about the borrower. The borrower agrees to be regulated by the information policy, especially:

(a)	our bank can ask other organizations or people to check or provide or collect related information about the borrower.
(b)	our bank has the right to transfer the information to other places beyond Shenzhen including Hongkong and Singapore
(c)
our bank has the right to make a contrast between information acquired and information of the borrower to act according to the result of the contrast including actions that may have bad effect on the borrower.

The borrower has agreed to be regulated by such information policy and the information policy and notice become part of the agreement.

2.3.2i

24.	Information Release

The bank has the right to inform the other party of the information on the borrower, the mortgaged on the basis of secrecy under the condition that it has no effect on item 23. The bank has the right to inform state or supervising department of the information according to law of P.R.C.

25.	Notarization

After signing the contract, both parties should apply for the written notarial creditor’s right in the notarial office where the bank locates. The bank can ask the local court then to force the borrower to do what is required without notice in advance if the borrower does not carry out its responsibility.

26.	Effective

(3)
the borrower should make a register of the mortgaged according to the provision of item 41 of the second section of the chapter 3 of the law of surety. The contract takes effect once it is registered. If the contract according to provisions must be approved by certain departments then it takes effect after the approval.

(4)	The borrower should register according to the provision of item 42 of the second section of the chapter 3 of the law of surety and get the certificate of the register and other related documents
(5)	The borrower should go to the local foreign exchange management department to register and get the certificate within 15 days after signing the contract if the currency is foreign one.
(6)	If the borrower is the foreign-run enterprise the borrower should get the approval of department of approve and put on records to the business administration department.
(7)	The borrower should hand in all warrants of the abovementioned approval, register, and records to the bank.

27.	Other

(1)	the title of each item in the contract or the title of the exhibit is for reference, it has no effect on the explanation of the item.
(2)	Exhibit is part of the contract, and has same effect with the contract
(3)	The meaning of clearance of debts does not include the payment of bankrupt or such

2.3.2j

It is proved that the authorized of both parties sign the contract at the following place and date.

Please notice:

The letter is a very important lawful document. Please read carefully before signing. If necessary you should ask professional suggestions to know the result of signing on the letter. Only after you agree to be regulated by the letter can you sign on it.

The borrower

Legal representative (signature)

/s/ Shenzhen Branch of DBS
Shenzhen Branch of DBS

Legal representative (signature)

Date signed: March 28, 2005
Place signed: Shenzhen city, China

2.3.2k

Exhibit A

Credit Letter

1.	Number :

2.	Date :

3.	Class of the credit letter :

4.	Currency of the credit letter :

5.	Period for the responsibility of liability :

2.3.3

Exhibit B

The borrower

Title: Fujian Zhongde Technology Co., Ltd.

Number of Business License: 3500002001868

Legal representative: Yang Qin

Legal address: Fulu Industry Area, Longtian, Fuqing city

Communication address:

TEL: 0591-85773387

FAX: 85776993

2.3.3.a

Exhibit D

Guaranty

(1)	Information of the guaranty:

Estate mortgage: certificate of the right of Rongfang R 0402453, 0402452

Lang mortgage: Ronglong state-used 05864,05865,07841,07842

(2)	the value of the mortgaged on the signing day after negotiation:

the right of the use of land:	(4760998)
building or house:	(9262002)
Total:	14023000

2.3.3b

The right of other party on the house: Shenzhen Branch of DBS
The ownership of the house: Fujian Zhongde Technology Co., Ltd.
Certificate number of the ownership of the house: certificate of the right of Rongfang R 0402452_0402453
House located: Fulu Industry Area, Longtian town
Right category: mortgage Value of the right: 140,230,000 RMB (loan about 100,000,000 RMB)
Area of the building (sq. m): 10900.50

Date set: January 1, 2005 to January 1, 2006 Appointed Period: 12 months

2.3.3c

Supervised by Build Department of P.R.C.
Register number: 35003

Rongfang                                        the other party TR050364

According to Constitution of P.R.C and The Law of Management of Urban Real Estate of P.R.C the certificate is given to prove the right of the other party within the scope legal.

2.3.4

Rong other party (2005) number 049
Obligee of the land: Shenzhen Branch of DBS
Obligor: Fujian Zhongde Technology Co., Ltd.
Location: Zhentang village, Longtian
Nature of ownership: state-owned
Area of the use of the land: 32898.0 acre
Use of the land: industry Use category: transfer

the certificate is given to prove the right of the other party within the scope legal.

Category and scope of the right of the other party:
Right: mortgaged right of the use of the state-owned land
Mortgaged fund: 100,000,000 RMB
Mortgaged period: January 31, 2005 to January 31, 2006-7-24
Area: 32898.0 sq. m

Date set: April 8, 2005
Sequence of the right: Shenzhen Branch of DBS
Notes: the mortgaged are: state-used Ronglong (2004) 07842, 07843, 05865, 05864

2.3.4a